                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                 In connection with the Quarterly Report of Jarden Corporation (the "Company") on Form 10-Q for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin E. Franklin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                 (1)    The Report fully complies with the requirements of
                        section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Martin E. Franklin
-------------------------
Martin E. Franklin
Chief Executive Officer
October 16, 2002


                 In connection with the Quarterly Report of Jarden Corporation (the "Company") on Form 10-Q for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ian G.H. Ashken, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


                 (1)    The Report fully complies with the requirements of
                        section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ian G.H. Ashken
-------------------------
Ian G.H. Ashken
Chief Financial Officer
October 16, 2002